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
                                                                                                   Exhibit 10.42.2
Lessor    General Electric Capital                                                               Equipment Schedule
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Lessee    ITC/\DeltaCom Communications, Inc.

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Billing Address                                              Attention
1791 O.G. Skinner Drive                                      Ivor Fredrickson
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City                                     County/Province              State/Country               Zip Code
West Point                               Troupl                       GA                          31833
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Installation Site                   City                     County/Province      State/Country      Zip Code
1530 Deltacom Drive                 Anniston                 Calhoun              AL                 36201
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Supplier Name                                                   Purchase Option           Advance Payment
Lucent                                                       [X](A) $1.00         00.00 The Advance Payment shall
                                                             [_](B) FMV           be applied to the first     and
                                                             [_](C)               last     Rent payment(s).
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Agreement No./Schedule No.      Price                             Payment Nos.    Lease Rate Factor       Rent
7101273-001                     $368,060.00
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Date of Schedule                Initial Term (months)
12/12/01                                       060                    1-18              0.00740         $ 2,723.64
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Commitment Date                 Payment Period
11/01/01                        x Monthly               Other        19-60              0.02779         $10,228.38
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   TERMS AND CONDITIONS (The Reverse side contains Terms and Conditions which are also a part of this Schedule)
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

The terms and conditions of the Master Lease Agreement between Lessor and Lessee referenced above are made a part of this Schedule. Lessor and Lessee hereby agree to the terms defined above and further agree as set forth herein.

1. ADVANCE PAYMENT: Lessee shall pay to Lessor, upon the execution and delivery of this Schedule, the advance payment set forth above ("Advance Payment") in consideration of the Lessor holding funds available to purchase the Equipment and obtain the Software and as compensation for Lessor's review of Lessee's credit and document preparation. Upon Lessor's acceptance of the Lease, the Advance Payment shall be applied to the payment of Rent as set forth above. Any Advance Payment shall be non-refundable if Lessee fails to timely provide all documentation or satisfy all conditions required by this Lease.

2. PURCHASE PRICE PAYMENTS: Lessee acknowledges that it has signed and received a copy of the Supplier Agreement. If Lessee is required to make payments to Supplier under the Supplier Agreement prior to the Commencement Date ("Purchase Price Payments"), Lessee requests Lessor to pay such payments subject to the following terms and conditions. The Price will be increased by adding a price adjustment for each Purchase Price Payment. Each such price adjustment shall be computed by multiplying the Purchase Price Payment paid by Lessor to Supplier by a rate equal to the "Base Lending Rate" from time to time designated by Citibank N.A., NY, NY in effect on the date Lessor makes the first Purchase Price Payment plus two and one-half percent, divided by 360, and multiplied by the actual number of days elapsed from the date of the Purchase Price Payment to the Commencement Date or, if the Lease does not commence, to the date Lessee refunds the Purchase Price Payments to Lessor in accordance with Section 3. In no event will all or any price adjustment(s) exceed any limits imposed by applicable law. The periodic Rent shall be increased as a result of adding to the Price of the System an amount equal to the total price adjustment(s).

3. ACCEPTANCE: Lessee agrees to accept the System for purposes of this Lease by signing the Acceptance Certificate within ten (10) days after the System has met the acceptance criteria specified in the Supplier Agreement. If Lessee fails or refuses to sign the Acceptance Certificate within such (10) ten day period, Lessor may declare Lessee's assignments and Lessor's agreement to pay the Price set forth in Section 1 of the Agreement and Section 2 of this Schedule to be null and void ab initio and thereupon the Lease shall terminate. Lessor shall then have no obligations under the Lease and Lessee shall, within ten (10) days of a demand therefore, immediately pay to Lessor all Purchase Price Payments and all price adjustment(s) under Section 2 herein as well as Lessor's out-of-pocket expenses.

4. MAINTENANCE, USE, AND OPERATION: At all times during the Term, at its sole cost and expense, Lessee shall maintain the System in good repair, condition and working order, ordinary wear and tear excepted. Lessee shall use the System and all parts thereof for its designated purpose and in compliance with all applicable laws, shall keep the System in its possession and control and shall not permit the System to be moved from the Installation Site set forth above without Lessor's prior written consent.

5. PERSONAL PROPERTY: The System is, and shall at all times remain, personal property even if the Equipment is affixed or attached to real property or any improvements thereon. At Lessor's request, Lessee shall, at no charge, promptly affix to the System any tags, decals, or plates furnished by Lessor indicating Lessor's interest in the System and Lessee shall not permit their removal or concealment. At Lessee's expense, Lessee shall (a) at all times keep the System free and clear of all liens and encumbrances, except those described in Section 6 and those arising through the actions of Lessor, and (b) otherwise cooperate to defend Lessor's interest in the System and to maintain the status of the System and all parts thereof as personal property. If requested by Lessor, Lessee will, at Lessee's expense, furnish a waiver of any interest in the System from any party having an interest in the real estate or building in which the System is located. Lessor may inspect the System and any related maintenance records at any time during Lessee's normal business hours.

6. TRUE LEASE AND SECURITY INTEREST: If Lessee has selected Purchase Option B,
(a) Lessor holds title to the Equipment and the right to use the Software and Lessor shall be entitled to all tax benefits resulting therefrom, (b) Lessee shall have no right, title or interest therein, other than possession and use as a lessee and non-exclusive sublicensee, and (c) Lessee and Lessor intend this Lease to create a true lease and not a security interest, and the provisions of this Section or the filing of any financing statements with respect to this Lease shall not be deemed evidence of any contrary intent but of an attempt to protect Lessor's rights and title. Regardless of the purchase option selected, and without limiting or negating the foregoing sentence, to secure the performance of Lessee's obligations under this Lease including, without limitation, the repayment of any Purchase Price Payments, price adjustments and out-of-pocket expenses under Section 3 above, Lessee hereby grants to Lessor a first priority security interest in Lessee's existing and future right, title and interest in, to and under (i) the System including all additions, attachments, accessions, and leased Modifications and Additions (as defined in Section 7 below) thereto, and replacements therefor, (ii) the applicable Supplier Agreement, and (iii) all products and proceeds of the foregoing including, without limitation, insurance proceeds, rents and all sums due or to become due to Lessee with respect to any of the foregoing, and all monies received in respect thereof.

7. MODIFICATIONS, ADDITIONS AND ALTERATIONS: After the Commencement Date of this Lease and without notice to Lessor, Lessee may, at Lessee's expense, alter or modify any item of Equipment with an upgrade, accessory or any other equipment that meets the specifications of the System's manufacturer for use on or in connection with the System ("Modification") or with Software or other associated items or materials that meet the specifications of such manufacturer and are to be used on or in connection with such System ("Addition"). Any other modification or addition ("Alteration") shall be permitted only upon written notice to Lessor and at Lessee's expense and risk, and any such Alteration shall be removed and the System restored to its normal, unaltered condition at Lessee's expense prior to its return to Lessor. If not removed upon return of the System, any Modification or Addition shall become, without charge, the property of Lessor free and clear of all encumbrances. Restoration will include replacement of any parts removed in connection with the installation of an Alteration, Modification or Addition. Any Equipment or Software installed in connection with warranty or maintenance service or manufacturer's upgrades provided at no charge to Lessee shall be the property of Lessor.


8. LEASES FOR MODIFICATIONS AND ADDITIONS: During the Term of this Lease, at Lessee's request, Lessor may elect to lease to Lessee Modifications and Additions ("CSO Equipment") subject to the terms of this Lease. While the CSO Equipment shall be added to and become a part of this Lease as of the CSO Commencement Date (as defined below), the CSO Lease Addendum shall be assigned a separate Schedule number. The lease for CSO Equipment shall expire at the same time as this Lease. The applicable Lease Rate Factor shall be Lessor's then-current Lease Rate Factor for similar transactions based upon the remaining length of the Term. The rent for CSO Equipment shall be determined by Lessor who shall adjust the then-current Rent and notify Lessee in writing of such adjustment(s), which shall be effective as of the first day of the month following the date of the notice (or the date of the notice if it is the first day of the month) ("CSO Commencement Date"). Any adjustment notice shall be added to and become a part of this Lease.

CSO Equipment must be ordered by Lessee from the Supplier. On the date any CSO Equipment is delivered to Lessee, Supplier shall pass title to such CSO Equipment (other than any Software which shall be licensed and/or sublicensed) directly to Lessor. Such title shall be good and marketable and free and clear of any and all liens and encumbrances of any nature whatsoever. Lessor shall promptly pay to Supplier the appropriate price of the CSO Equipment after the later of (a) the date the CSO Equipment is installed and functioning, or (b) Lessor's receipt of a full and complete listing of the CSO Equipment and the Supplier's invoice. No interest shall be payable by Lessor to Supplier with respect to such payment. Lessor's agreement to lease any CSO Equipment is subject to the condition that the Price payable to Supplier with respect thereto shall not exceed $100,000.00 or be less than $1,000.00, and is subject to satisfactory credit review by Lessor of Lessee's credit at the time of the CSO.

9. RETURN OF SYSTEM: (a) Upon any termination of this Lease pursuant to the term hereof prior to the end of the Term, (b) at Lessor's request upon the occurrence of an Event of Default, or (c) if Lessee has not exercised its Purchase Option set forth herein at the end of the applicable Term, Lessee shall, at its own risk and sole expense, immediately return the System to Lessor by properly removing, disassembling and packing it for shipment, loading it on board a carrier acceptable to Lessor, and shipping the same to a destination in the continental United States specified by Lessor, freight and insurance prepaid. The returned System shall be in the same condition and operating order as existed when received, ordinary wear and tear excepted. If Lessee does not immediately return the System to Lessor as required, Lessee shall pay to Lessor, on demand, an amount equal to the then-current Rent prorated on a daily basis for each day from and including the termination or expiration date of the Lease through and including the day Lessee ships the System to Lessor in accordance with this Section. Lessee shall pay to Lessor, upon written demand, any amount necessary to place the System in good repair, condition and working order, ordinary wear and tear excepted.

10. PURCHASE OPTION: At the expiration of the Initial Term or any Term, if Lessee has performed all terms and conditions of the Lease, except the return of the System pursuant to Section 9 herein, Lessee shall have the right to purchase all, but not less than all, of the Equipment and all leased Modifications and to receive an assignment of all, but not less than all, non-exclusive sublicenses to use the Software and Additions, if any, for the purchase price described below subject to the following terms and conditions:

If Lessee has elected Purchase Option B or C above, Lessee shall provide written notice to Lessor at least six (6) months prior to such purchase that Lessee has elected to exercise its Purchase Option. In any event, upon exercise of its purchase option, Lessee shall purchase the Equipment and all leased Modifications and obtain a non-exclusive sublicense to use the associated Software and Additions AS-IS, WHERE-IS, WITH ALL FAULTS AND SUBJECT TO THE SAME DISCLAIMERS OF WARRANTIES AND DAMAGES AS SET FORTH IN SECTION 9 OF THE AGREEMENT. Lessee also shall be responsible for the payment of any sales tax or other fees in connection with Lessee's exercise of this Purchase Option. The purchase price shall be due and payable to Lessor by Lessee at the expiration of the applicable Term.

Upon satisfaction by Lessee of the purchase conditions, Lessor's sole and exclusive obligations under this Purchase Option shall be to deliver to Lessee good title to such Equipment and leased Modifications such as Lessor received from the Supplier, to assign to Lessee a non-exclusive sublicense, as described in the Supplier Agreement, to use the associated Software and Additions, free and clear of all liens, encumbrances and rights of others arising solely out of or created by Lessor's actions. Lessor's assignment of the sublicense is limited to such sublicense as Lessor can assign without incurring further cost and is subject to all applicable terms and conditions of the license and/or sublicense set forth in the Supplier Agreement.

The purchase price shall be as follows:

(a) Purchase Option A. If Lessee has selected Purchase Option A above, the purchase price shall be $1.00.

(b) Purchase Option B. If Lessee has selected Purchase Option B above, the purchase price shall be the installed fair market value thereof assuming the System is in good repair, condition and working order, ordinary wear and tear excepted ("FMV"). The FMV shall be determined by Lessor and Lessee. If Lessor and Lessee are unable to agree, the FMV shall be determined by an independent appraiser selected by Lessor and approved by Lessee which approval shall not be unreasonably withheld or delayed. Lessee shall bear the fees of the appraiser.

(c) Purchase Option C. If Lessee has selected Purchase Option C, the purchase price shall be the product obtained by multiplying the Price, as it may have been adjusted, by the percent set forth in Option C above.

11. LEASE RATE: By signing a Lease with a Purchase Option A or Purchase Option C, Lessee agrees to pay Rent (consisting of a principal payment for Equipment and, if applicable, Software, maintenance, and/or other costs) based on the Price of such items and a Lease charge derived from an implied interest rate ("Lease Rate"). The Lease Rate, as used to calculate the portion of each monthly Rent payment that constitutes a lease charge, may be determined by applying to the Price, the rate that will amortize such Price (adjusting for any Advance
Rent) down to the amount of the Purchase Option at a constant rate over the Initial Term by payment of the monthly Rent. The Lease Rate is the constant rate referred to in the preceding sentence. The Lease Rate can also be calculated using the Price as the present value, the Purchase Option as the future value, the Rent as the payment and the stated Term.

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A complete description of the System is set forth on the Equipment and Software
                 Listing attached hereto and made a part hereof.
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General Electric Capital Corporation      ITC/\DeltaCom Communications, Inc.


BY            /s/ Henry Cruz              BY        /s/ Ivor Fredrickson
   ------------------------------------     ------------------------------------
        Authorized Representative                 Authorized Representative

PRINT NAME        Henry Cruz              PRINT NAME       Ivor Fredrickson
           ----------------------------              ---------------------------
TITLE Portfolio Manager  DATE: 12/31/01   TITLE  VP and Treasurer  DATE 12/31/01
      ------------------       --------         ------------------      --------
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
--------------------------------------------------------------------------------
 Lessor  General Electric Capital Corporation                 Equipment Schedule
                                                                  Addendum No. 1
--------------------------------------------------------------------------------
 Lessee  ITC/\DeltaCom Communications, Inc.      Master Lease Agreement Dated
         ("Lessee")                              December 31, 2001--Schedule No.
                                                 7101273-001
================================================================================

Contemporaneously with the entry into the Equipment Schedule referred to above (the "Schedule"), Lessor and Lessee agree:

     1. Capitalized terms used herein shall have the meaning set out in the Schedule and each of the capitalized terms used but not defined in the Schedule shall have the meaning set out in the Master Lease Agreement.

     2. Clause (i) of the last sentence of Section 6 of the Schedule shall be deleted and replaced with the following:

         "(i) the System, including all Modifications and Additions (as defined in Section 7 below) thereto that are leased from the Lessor, and replacements therefor, and".

     3.  Section 7 of the Schedule is amended and restated as follows:

         "7. MODIFICATIONS, ADDITIONS AND ALTERATIONS: After the Commencement Date of this Lease and without notice to Lessor, Lessee may, at Lessee's expense, alter or modify any item of Equipment with a severable upgrade, accessory or any other equipment that meets the specifications of the System's manufacturer for use on or in connection with the System ("Modification") or with severable Software or other associated items or materials that meet the specifications of such manufacturer and are to be used on or in connection with such System ("Addition"), provided that any such Modification or Addition that is unseverable from the System shall not be subject to a lien by any Person other than Lessor without the prior written consent of Lessor. Any severable Modification or Addition ("Alteration") shall be permitted at Lessee's expense and risk, and any such Alteration shall be removed and the System restored to its normal, unaltered condition at Lessee's expense prior to its return to Lessor. With respect to unseverable Modification or Addition, Lessee shall not undertake any such Modification or Addition without the prior written consent of Lessor. Restoration will include replacement of any parts removed in connection with the installation of an Alteration, Modification or Addition. Any Equipment or Software installed in connection with warranty or maintenance service or manufacturer's upgrades provided at no charge to Lessee shall be the property of Lessor."

     4.  Clause (a) of Section 9 of the Schedule shall be deleted.

     5. Lessee shall fulfill all of its obligations under the Schedule promptly, unless the Schedule otherwise provides that Lessee shall fulfill such obligation in a specified number of days.

--------------------------------------------------------------------------------
 General Electric Capital Corporation     ITC/\DeltaCom Communications, Inc.


 BY   /s/ Henry Cruz                      BY   /s/ Ivor Fredrickson
      ----------------------------------       ---------------------------------
          Authorized Representative               Authorized Representative

PRINT NAME  Henry Cruz                    PRINT NAME  Ivor Fredrickson
            ----------------------------              --------------------------
TITLE  Portfolio Manager  DATE  12/21/01  TITLE   VP, Treasurer   DATE  12/31/01
                         -------------------------------------------------------
--------------------------------------------------------------------------------

                                                              Agreement Addendum
                                                                     (continued)
--------------------------------------------------------------------------------


       6. Notwithstanding anything in the Schedule to the contrary, if the Schedule requires Lessee to pay expenses or attorneys' fees of Lessor, Lessee shall only be obligated to pay those expenses and attorneys' fees of Lessor under the Schedule which are reasonable.

       7. The Schedule, as amended hereby, remains in full force and effect and is hereby ratified by the parties hereto.

































3/98(C)Telecom Financial Services Legal Staff                             Page 2